SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


--------------------------------------------------------------------------------



                 FORM 8-K

              CURRENT REPORT




Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2000



                          GLENBOROUGH REALTY TRUST INCORPORATED
                 (Exact name of registrant as specified in its charter)



   Maryland                       33-83506                     94-3211970
(State or other                  (Commission                  (IRS Employer
Jurisdiction of                  File Number                  I.D. Number)
Incorporation)


     400 South El Camino Real, Suite 1100, San Mateo, California 94402
--------------------------------------------------------------------------------
                  (Address of principal executive offices)


Registrant's Telephone number, including area code:  (650) 343-9300


                                                    N/A
--------------------------------------------------------------------------------
       (Former name, or former address, if changes since last report)


                 This form 8-K contains a total of 25 pages

                            No Exhibits Required

                                     GLENBOROUGH REALTY TRUST INCORPORATED
                                           SUPPLEMENTAL INFORMATION
                                                March 31, 2000





 Item 5.  Other Events

On April 26, 2000, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of March 31, 2000, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.

 Item 7.  Financial Statements and Exhibits

           Financial Statements:

                   None

           Exhibits:

                                                                 Page Number in
 Exhibit No.  Description                                         This Filing

       99     Supplemental Information as of December 31, 2000         4

          GLENBOROUGH REALTY TRUST INCORPORATED
                SUPPLEMENTAL INFORMATION
                     March 31, 2000



                       SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      GLENBOROUGH REALTY TRUST INCORPORATED


Date:  April 26, 2000                   By:      /s/ Stephen R. Saul
                                                 Stephen R. Saul
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)

                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                              SUPPLEMENTAL INFORMATION
                                                   March 31, 2000




                                                  Table of Contents



                                                                            PAGE

Real Estate Portfolio....................................................     5

Additions and Deletions to Portfolios During Period......................     8

Geographic and Property Type Contribution to Net Operating Income .......     9

Debt Summary.............................................................    10

Corporate Operating Summary..............................................    12

Office Portfolio.........................................................    14

Industrial Portfolio.....................................................    16

Retail Portfolio.........................................................    18

Multifamily Portfolio....................................................    20

Reconciliation of Property Income........................................    21

Lease Expiration Schedule................................................    22

Glossary of Terms........................................................    23



                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    March 31, 2000

--------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO

Tradewinds                                        Mesa                      AZ             17,768                  74%
Vintage Pointe                                    Phoenix                   AZ             55,870                  64%
Warner Village Medical Center                     Fountain Valley           CA             32,272                  88%
Centerstone                                       Irvine                    CA            157,579                  98%
University Tech Center                            Pomona                    CA            100,455                  94%
Gateway Professional                              Sacramento                CA             50,558                  90%
Park Plaza                                        Sacramento                CA             72,436                  93%
Tierrasanta Research Park                         San Diego                 CA            104,234                 100%
400 South El Camino Real                          San Mateo                 CA            143,455                  98%
One Gateway Center                                Aurora                    CO             80,049                  89%
Northglenn Business Center                        Northglenn                CO             65,000                 100%
Grand Regency Business Center                     Brandon                   FL             48,551                 100%
Park Place                                        Clearwater                FL            164,820                  95%
Buschwood III                                     Tampa                     FL             77,044                  45%
Fingerhut Business Center                         Tampa                     FL             48,840                 100%
PrimeCo Business Center                           Tampa                     FL             48,090                 100%
Temple Terrace Business Center                    Temple Terrace            FL             79,393                 100%
Ashford Perimeter                                 Atlanta                   GA            289,277                  86%
Powers Ferry Landing                              Atlanta                   GA            393,672                  89%
Business Park                                     Norcross                  GA            157,153                  83%
Capitol Center                                    Des Moines                IA            161,468                 100%
Oak Brook International Center                    Oak Brook                 IL             98,431                  56%
Oakbrook Terrace Corp Ctr III                     Oak Brook Terrace         IL            254,085                 100%
Columbia Center II                                Rosemont                  IL            150,133                  92%
Embassy Plaza                                     Schaumburg                IL            140,744                  44%
Meridian Park                                     Carmel                    IN             86,443                  72%
Crosspoint Four                                   Indianapolis              IN             41,121                  92%
Osram Building                                    Westfield                 IN             45,265                 100%
Leawood Office Building                           Leawood                   KS             93,667                 100%
Blue Ridge Office Building                        Braintree                 MA             74,795                  92%
Hartwood Building                                 Lexington                 MA             52,721                 100%
Bronx Park I                                      Marlborough               MA             75,277                 100%
Marlborough Corp Place                            Marlborough               MA            570,421                  97%
Westford Corporate Center                         Westford                  MA            163,264                 100%
Montgomery Executive Center                       Gaithersburg              MD            116,565                  90%
Germantown                                        Germantown                MD             60,000                 100%
Montrose Office Park                              Rockville                 MD            186,680                  93%
Riverview Office Tower                            Bloomington               MN            227,129                  94%
Bryant Lake                                       Eden Prairie              MN            171,789                 100%
Woodlands Tech                                    St Louis                  MO             98,037                 100%
University Club Tower                             St. Louis                 MO            272,443                  89%
Woodlands Plaza                                   St. Louis                 MO             72,276                  99%
Edinburgh Center                                  Cary                      NC            115,314                  97%
One Pacific Place                                 Omaha                     NE            128,683                  93%
Morristown Medical Offices                        Bedminster                NJ             14,255                 100%
Bridgewater Exec. Quarters I and II               Bridgewater               NJ            149,262                 100%
Frontier Executive Quarters I and II              Bridgewater               NJ            264,879                  95%
Fairfield Business Quarters                       Fairfield                 NJ             42,792                 100%
Vreeland Business Center                          Florham Park              NJ            133,090                 100%
Executive Place                                   Franklin Township         NJ             85,765                 100%
Gatehall I                                        Parsipanny                NJ            113,604                  94%
25 Independence                                   Warren                    NJ            106,879                  87%
Citibank                                          Las Vegas                 NV            147,765                  93%
Clark Avenue                                      King of Prussia           PA             40,000                 100%
Poplar Towers                                     Memphis                   TN            100,901                  81%
Thousand Oaks                                     Memphis                   TN            418,458                  75%
700 South Washington                              Alexandria                VA             56,348                  94%
Cameron Run                                       Alexandria                VA            143,707                 100%

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


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    March 31, 2000

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------

OFFICE  PORTFOLIO (cont.)
Totem Valley Business Center                      Kirkland                  WA            121,645                  96%
Globe Office Building                             Mercer Island             WA             25,555                  95%

                                                                                 --------------------------------------
   Total Square Footage/Average % Occupied                                              7,608,172                  91%
                                                                                 ======================================
      Number of properties:  60

INDUSTRIAL PORTFOLIO
Hoover Industrial Center                          Mesa                      AZ             57,441                  94%
Fifth Street Industrial                           Phoenix                   AZ            109,699                 100%
Magnolia Industrial                               Phoenix                   AZ             35,385                 100%
Baseline Business Park                            Tempe                     AZ            100,204                  76%
Fairmont Commerce Center                          Tempe                     AZ             83,200                 100%
Coronado Industrial                               Anaheim                   CA             95,732                 100%
East Anaheim                                      Anaheim                   CA            106,232                 100%
Bellanca Airport Park                             Los Angeles               CA             84,201                 100%
Scripps Terrace                                   San Diego                 CA             56,796                 100%
Springdale Commerce Center                        Santa Fe Springs          CA            144,000                  90%
Gateway Industrial                                Aurora                    CO          1,162,274                 100%
Lake Point Business Park                          Orlando                   FL            134,389                  96%
Atlantic Industrial                               Norcross                  GA            102,295                 100%
Oakbrook Corners                                  Norcross                  GA            124,776                  50%
Navistar - Chicago                                Chicago                   IL            474,426                 100%
Covance Business Center                           Indianapolis              IN            263,610                 100%
Park 100                                          Indianapolis              IN            140,200                  95%
J.I. Case - Kansas City                           Kansas City               KS            199,750                 100%
Canton Business Center                            Canton                    MA             79,565                 100%
Forest Street Business Center                     Marlborough               MA             32,500                 100%
Southworth-Milton                                 Milford                   MA            146,125                 100%
Flanders Industrial Park                          Westborough               MA            105,500                 100%
Fisher-Pierce Industrial                          Weymouth                  MA             79,825                 100%
Navistar - Baltimore                              Baltimore                 MD            274,000                 100%
Winnetka Industrial Center                        Crystal                   MN            188,260                  60%
Fox Hollow Business Quarters I                    Branchburg                NJ             42,173                 100%
Eatontown Industrial                              Eatontown                 NJ             36,800                 100%
Cottontail Distribution Center                    Franklin Township         NJ            229,352                 100%
One Taft Industrial                               Totowa                    NJ            120,943                 100%
Palms Business Center III and IV                  Las Vegas                 NV            173,574                  82%
Palms Business Center North and South             Las Vegas                 NV            224,474                  75%
Post Palms Business Center                        Las Vegas                 NV            139,962                  73%
Lehigh Valley                                     Allentown                 PA            161,405                  88%
Valley Forge Corp Ctr                             Norristown                PA            278,580                  90%
J.I. Case - Memphis                               Memphis                   TN            205,594                 100%
Kent Business Park                                Kent                      WA            138,157                 100%
Sea Tac II                                        Seattle                   WA             41,657                 100%

                                                                                 --------------------------------------
   Total Square Footage/Average % Occupied                                              6,173,056                  94%
                                                                                 ======================================
      Number of properties:  37

RETAIL
Sonora Center                                     Sonora                    CA            162,126                  82%
Piedmont Plaza                                    Apopka                    FL            151,000                  99%
River Run Shopping Center                         Miramar                   FL             92,787                  97%
Westwood Plaza                                    Tampa                     FL             99,304                  95%
Westbrook Commons                                 Westchester               IL            132,190                  96%
Broad Ripple Retail Centre                        Indianapolis              IN             37,540                  87%
Cross Creek Retail Centre                         Indianapolis              IN             76,908                  94%

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

                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    March 31, 2000

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------

RETAIL  PORTFOLIO (cont.)
Geist Retail Centre                               Indianapolis              IN             72,348                  78%
Woodfield Centre                                  Indianapolis              IN             58,171                  86%
Goshen Plaza                                      Gaithersburg              MD             45,623                  85%

                                                                                 --------------------------------------
   Total Square Footage/Average % Occupied                                                927,997                  91%
                                                                                 ======================================
      Number of properties:  10

                                                                                       # OF UNITS                % OCC
                                                                                 --------------------------------------
MULTIFAMILY PORTFOLIO
Overlook                                                Scottsdale          AZ                224                  93%
Stone Ridge At Vinings                                    Atlanta           GA                440                  90%
Woodmere Trace                                            Duluth            GA                220                  97%
Crosscreek                                             Indianapolis         IN                208                  87%
Harcourt Club                                          Indianapolis         IN                148                  97%
Island Club                                            Indianapolis         IN                314                  87%
Arrowood Crossing                                        Charlotte          NC                200                  96%
Chase On Commonwealth                                    Charlotte          NC                132                  96%
Courtyard                                                Charlotte          NC                 55                  93%
Landing On Farmhurst                                     Charlotte          NC                125                  98%
Sharonridge                                              Charlotte          NC                 75                  96%
Wendover Glen                                            Charlotte          NC                 96                  94%
Chase Monroe I & II                                       Monroe            NC                216                  93%
Willow Glen                                               Monroe            NC                120                  98%
Sabal Point                                              Pineville          NC                374                  93%
Oaks                                                      Raleigh           NC                 88                  97%
Sahara Gardens                                           Las Vegas          NV                312                  92%
Villas De Mission                                        Las Vegas          NV                226                  92%
Players Club Of Brentwood                                Nashville          TN                258                  95%
Hunters Chase                                             Austin            TX                424                  96%
Hunterwood                                                Austin            TX                160                  96%
Longspur                                                  Austin            TX                252                  94%
Silvervale Crossing                                       Austin            TX                336                  98%
Walnut Creek Crossing                                     Austin            TX                280                  97%
Wind River Crossing                                       Austin            TX                352                  95%
Springs of Indian Creek I                               Carrollton          TX                285                  70%
Bear Creek Crossing                                       Houston           TX                200                  91%
Cypress Creek                                             Houston           TX                256                  91%
North Park Crossing                                       Houston           TX                336                  94%
Willow Brook Crossing                                     Houston           TX                208                  98%
Park At Woodlake                                          Houston           TX                564                  87%
Jefferson Creek                                           Irving            TX                300                  91%
Jefferson Place                                           Irving            TX                424                  89%
La Costa                                                   Plano            TX                462                  90%
Bandera Crossing                                        San Antonio         TX                204                  86%
Hollows                                                 San Antonio         TX                432                  90%
Vista Crossing                                          San Antonio         TX                232                  95%
                                                                                 --------------------------------------
   Total Units/Average % Occupied:                                                          9,538                  92%
                                                                                 ======================================
      Number of properties:  37

-----------------------------------------------------------------------------------------------------------------------
                                                                              PROPERTY TYPE
PROPERTY                                          CITY               ST                            SQ. FEET      % OCC
-----------------------------------------------------------------------------------------------------------------------

JOINT VENTURES
Rincon Center                                     San Francisco      CA         Mixed use           686,061       100%
Rockwall I and II                                 Rockville          MD          Office             343,443        93%
2000 Corporate Ridge                              McLean             VA          Office             255,980        99%

                                                                                            ---------------------------
   Total Square Footage/Average % Occupied                                                        1,285,484        98%
                                                                                            ===========================
      Number of properties:  3

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

                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                   ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                                                     March 31, 2000

--------------------------------------------------------------------------------------------------------------------------
PROPERTY                                           CITY                  ST           SQ. FEET/UNITS                 DATE
--------------------------------------------------------------------------------------------------------------------------

ADDITIONS:

INDUSTRIAL PORTFOLIO
Gateway Fourteen                                   Denver                CO                  113,538              3/17/00
     Total Number of Properties:  1

Total Number of properties:  1

DELETIONS:

INDUSTRIAL PORTFOLIO
Columbia Warehouse                                 Columbia              MD                   38,840              2/24/00
     Total Number of Properties:  1

Total Number of properties:  1

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


                                              Glenborough Realty Trust Incorporated
                             DISTRIBUTION OF NET OPERATING INCOME (INCLUDING JOINT VENTURE INTERESTS)
                                              BY GEOGRAPHIC REGION AND PROPERTY TYPE
                                                          March 31, 2000

                                                                    ---------------------------------------------------------------
                                                                                  NOI as a % of the Total Portfolio
                                                                    ---------------------------------------------------------------
City/Market                            State     % of Total NOI              Office      Industrial         Retail     Multifamily

Northern New Jersey                      NJ                  9.5%              7.4%            2.1%              -               -

Boston                                   MA                  8.1%              6.1%            2.0%              -               -

Atlanta                                  GA                  7.3%              5.0%            0.3%              -            2.0%

Chicago                                  IL                  6.4%              4.8%            0.7%           0.9%               -

Suburban Washington, DC                MD/VA                 6.0%              5.4%            0.3%           0.3%               -

Southern California                      CA                  5.3%              3.6%            1.7%              -               -

Austin                                   TX                  4.9%                 -               -              -            4.9%

Indianapolis                             IN                  4.9%              0.8%            1.2%           1.3%            1.6%

Las Vegas                                NV                  4.6%              1.1%            2.1%              -            1.4%

Tampa/Orlando                            FL                  4.3%              2.6%            0.6%           1.1%               -

Charlotte                                NC                  4.1%                 -               -              -            4.1%

Dallas                                   TX                  3.9%                 -               -              -            3.9%

Denver                                   CO                  3.9%              0.8%            3.1%              -               -

San Francisco                            CA                  3.0%              3.0%               -              -               -

Houston                                  TX                  2.8%                 -               -              -            2.8%

St. Louis                                MO                  2.7%              2.7%               -              -               -

Philadelphia                             PA                  2.4%              0.2%            2.2%              -               -

Minneapolis                              MN                  2.2%              2.2%               -              -               -

Memphis                                  TN                  2.1%              1.9%            0.2%              -               -

Omaha/Des Moines                       NE/IA                 1.9%              1.9%               -              -               -

Phoenix                                  AZ                  1.9%              0.2%            1.0%              -            0.7%

San Antonio                              TX                  1.8%                 -            0.0%              -            1.8%

Sacramento                               CA                  1.5%              0.8%            0.0%           0.7%               -

Seattle                                  WA                  1.3%              0.7%            0.6%              -               -

Raleigh - Durham                         NC                  1.0%              0.8%               -              -            0.2%

Kansas City                              KS                  0.9%              0.7%            0.2%              -               -

Nashville                                TN                  0.7%                 -               -              -            0.7%

Fort Lauderdale                          FL                  0.6%                 -               -           0.6%               -
                                                ------------------  ---------------------------------------------------------------

TOTAL                                                      100.0%             52.7%           18.3%           4.9%           24.1%
                                                                    ---------------------------------------------------------------
Number of Markets                       28

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


                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                           DEBT SUMMARY
                                                          March 31, 2000
                                                          (in thousands)

                                                                                                                        Maturity
                                                                                                                          From
                                                                 Debt       Interest       Interest          Maturity   12/31/99
Loan Type                                                     Balance           Rate         Type                Date    (Years)
-----------------------------------------------------------------------------------------------------------------------------------

UNSECURED DEBT
  Line of Credit                                            $  72,901         7.883%    LIBOR +1.750%         6/10/02       2.19

  Term Loan                                                   122,385         7.883%    LIBOR +1.750%         6/10/02       2.19

  Senior Unsecured Notes                                        4,090         7.625%        Fixed             3/15/05       4.96
                                                        -----------------------------                                   -----------
Total Unsecured Debt                                          199,376         7.878%                                        2.25

SECURED DEBT
Cross Collateralized Loans
  Secured by Fourteen Properties                               97,600         6.800%       Variable           8/30/04       4.42

  Secured by Three Properties                                  52,376         6.750%        Fixed              9/1/00       0.42

  Secured by Four Properties                                   14,017         7.570%        Fixed             5/10/07       7.11

  Secured by Three Properties                                  15,279         6.950%        Fixed              7/1/08       8.25

  Secured by Eight Properties                                  59,905         6.125%        Fixed            11/10/08       8.61

  Secured by Seven Properties                                  46,531         6.125%        Fixed            11/10/08       8.61

  Secured by Nine Properties                                   53,840         6.125%        Fixed            11/10/08       8.61

  Secured by Eleven Properties                                 71,887         6.125%        Fixed            11/10/08       8.61

  Secured by Ten Properties                                    57,828         7.500%        Fixed             10/1/22      22.50
                                                        -------------    ----------------                            -----------
Total Secured Cross Collateralized                            469,263         6.575%                                        8.48


Individually Secured Mortgages
Total Office                                                  111,855        7.915%                      6/30/00-1/31/05    3.02


Total Industrial                                               29,088        7.963%                      10/01/00-7/1/08    4.68


Total Retail                                                   14,061        8.581%                      11/30/05-2/1/07    6.41


Total Multifamily                                              57,368        8.126%                      8/4/00-12/1/30     9.94


Total Other                                                     3,980        8.000%                           1/1/06        5.75

                                                        --------------  -------------                                 -----------
Total Debt/Weighted Interest Rate & Maturity                  884,991        7.221%                                         6.31

-----------------------------------------------------------------------------------------------------------------------------------

                                                                            Relative      Weighted
                                                                Total     Percentage       Average
Debt Type                                                      Amount    Of All Debt          Rate
All Debt                                                    $ 884,991        100.00%        7.221%

Debt Summarized by Rate:
All Floating Rate Debt                                        348,159         39.34%        7.690%

  Floating Rate Debt Capped                                    97,600         11.03%        6.800%

  Floating Rate Debt Not Capped                               250,559         28.31%        8.036%


All Fixed Rate Debt                                           536,832         60.66%        6.918%



Debt Summarized by Loan Type:
Total Unsecured Debt                                          199,376         22.53%        7.878%


Total Secured Debt                                            685,615         77.47%        7.031%

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


                                GLENBOROUGH REALTY TRUST INCORPORATED
                                          CORPORATE SUMMARY
                                           March 31, 2000
                                        ------------------------------------------------------------------------
            For the Period:                                              1999
                                                                                                     Year
                                            1st Qtr       2nd Qtr       3rd Qtr       4th Qtr      To Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
----------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests     $ 13,236,000  $ 16,892,254  $ 12,324,559  $ 10,496,482 $ 52,949,295
and extraordinary item
Plus:
  Depreciation and amortization            14,947,483    14,074,889    14,096,499    14,534,755   57,653,626
  Adjustment to reflect FFO of                252,487     2,169,541      135,293       163,551     2,720,872
Associated Companies
  Adjustment to reflect FFO of                      0             0            0       787,728       787,728
Unconsolidated Joint Ventures
  Non-recurring (gains) or losses                   0             0            0     1,228,486     1,228,486
Less:
 (Net gain) or loss on sales of real          (1,351)       (5,742)          371       (2,291)       (9,013)
   estate assets
Preferred stock dividend                      (5,570)       (5,570)      (5,570)       (5,570)      (22,280)
Funds from operations (FFO) (1)                21,515        21,825       21,357        19,350        84,048
Plus:
  Amortization of deferred financing              485           508          477           564         2,034
fees
Less:
  Capital reserve surplus/(deficit)             1,269         (994)        (550)             -         (275)
  Capital expenditures (incl. T.I.'s &          2,769         5,392        5,592         6,027        19,780
    commissions)
Cash available for distribution (CAD)(1) $     17,962  $     17,935  $    16,792   $    13,887  $     66,576
Cash flows from
  Operating Activities                         24,134        28,163       17,662        21,499        91,458
  Investing Activities (2)                    (1,211)        81,187     (18,526)        22,650        84,100
  Financing Activities (3)                   (23,472)     (111,157)        2,178      (40,982)     (173,433)
Ratio of earnings to fixed charges               1.73          1.95         1.70          1.59          1.75
   (includes depreciation) (4)
Ratio of earnings to fixed charges and           1.31          1.47         1.27          1.19          1.31
   preferred dividends (4)
    (includes depreciation)
Debt coverage ratio                              2.38          2.27         2.44          2.22          2.33
Interest coverage ratio                          2.71          2.63         2.80          2.59          2.68
Cumulative capital reserves in excess           1,544           550            -             -             -
   of expenditures
----------------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands, except per share data)
----------------------------------------------------------------------------------------------------------------
EBITDA (including G & A expenses)
  Combined total                         $     43,517  $     41,788  $    42,682   $    40,255  $    168,242
  Compounded growth from same period            42.2%         21.2%         0.2%         -6.1%         11.7%
     prior year
Net Operating Income (NOI)-Property Level (5)
  Same property                          $     34,284  $     34,584  $    34,500   $    35,387  $    138,928
  Growth from same period prior year             1.6%         -1.0%         2.7%          2.1%          1.3%
Tenant retention % (commercial                    61%           77%          70%           59%           68%
portfolio)
Increase in effective rents from                29.1%         21.6%        19.7%         23.0%         23.4%
   renewals (commerical portfolio)
Net Income excluding extraordinary       $     12,569  $     15,363  $    11,437   $    9,933   $     49,302
   items
Net Income including extraordinary       $     10,578  $     17,051  $    12,177   $   10,480   $     50,286
items
----------------------------------------------------------------------------------------------------------------
(1) Please see the Glossary of Terms for a definition and other related disclosure.
(2) Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3) Includes proceeds from issuance of stock and debt, debt repayments, stock repurchases and distributions.
(4) Earnings INCLUDE DEPRECIATION as an expense.
(5) Reflects the performance of 135 of the 144 properties in the current portfolio.

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


                                                                       GLENBOROUGH REALTY TRUST INCORPORATED
                                                                                 CORPORATE SUMMARY
                                                                                  March 31, 2000
                                        -----------------------------------------------------------------------
            For the Period:                                                   2000
                                                                                                       Year
                                              1st Qtr       2nd Qtr       3rd Qtr      4th Qtr       To Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
---------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests     $  8,822,519     $          -  $         -  $          -  $  8,822,519
and extraordinary item
Plus:
  Depreciation and amortization            14,915,734                -            -             -    14,915,734
  Adjustment to reflect FFO of                163,551                -            -             -       163,551
Associated Companies
  Adjustment to reflect FFO of                190,130                -            -             -       190,130
Unconsolidated Joint Ventures
  Non-recurring (gains) or losses                   -                -            -             -             -
Less:
 (Net gain) or loss on sales of real              695                -            -             -           695
   estate assets
Preferred stock dividend                      (5,488)                -            -             -       (5,488)
Funds from operations (FFO) (1)                19,299                -            -             -        19,299

Plus:
  Amortization of deferred financing              639                -            -             -           639
fees
Less:
  Capital reserve surplus/(deficit)                 -                -            -             -             -
  Capital expenditures (incl. T.I.'s &          4,989                -            -             -         4,989
    commissions)
Cash available for distribution (CAD)    $     14,948  $             -  $         -  $          -  $     14,948
(1)
Cash flows from
  Operating Activities                         17,956                -            -             -        17,956
  Investing Activities (2)                     10,641                -            -             -        10,641
  Financing Activities (3)                   (34,233)                -            -             -      (34,233)
Ratio of earnings to fixed charges               1.47                -            -             -          1.47
   (includes depreciation) (4)
Ratio of earnings to fixed charges and           1.11                -            -             -          1.11
   preferred dividends (4)
    (includes depreciation)
Debt coverage ratio                              2.28                -            -             -          2.28
Interest coverage ratio                          2.62                -            -             -          2.62
Cumulative capital reserves in excess               -                -            -             -             -
   of expenditures
---------------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands, except per share data)
---------------------------------------------------------------------------------------------------------------
EBITDA (including G & A expenses)
  Combined total                         $     41,183  $             -  $         -  $          -  $     41,183
  Compounded growth from same period            -5.4%                -            -             -         -5.4%
     prior year
Net Operating Income (NOI)-Property Level
  Same property                          $     35,564  $             -  $         -  $          -  $     35,564
  Growth from same period prior year             3.7%                                                      3.7%
Tenant retention % (commercial                    65%                -            -             -           65%
portfolio)
Increase in effective rents from                21.6%                -            -             -         21.6%
   renewals (commerical portfolio)
Net Income excluding extraordinary       $      8,517  $             -  $         -  $          -  $      8,517
   items
Net Income including extraordinary       $      8,051  $             -  $         -  $          -  $      8,051
items
---------------------------------------------------------------------------------------------------------------
(1) Please see the Glossary of Terms for a definition and other related disclosure.
(2) Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3) Includes proceeds from issuance of stock and debt, debt repayments, stock repurchases and distributions.
(4) Earnings INCLUDE DEPRECIATION as an expense.
(5) Reflects the performance of 135 of the 144 properties in the current portfolio.


                             GLENBOROUGH REALTY TRUST INCORPORATED
                                       CORPORATE SUMMARY
                                        March 31, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
----------------------------------------------------------------------------------------------------------------
Financial Highlights
----------------------------------------------------------------------------------------------------------------

Basic weighted average shares                  31,765        31,664       31,021        30,949        31,347
   outstanding for EPS
Diluted wtd avg shares outstanding for         36,098        35,984       35,275        34,727        35,523
   EPS
Diluted wtd avg shares for calculation         36,098        35,984       35,275        34,727        35,523
   of FFO and CAD
Diluted CAD per share                    $       0.50  $       0.50  $      0.48   $      0.40  $       1.87
Basic net income per share before        $       0.22  $       0.31  $      0.19   $      0.14  $       0.86
   extraordinary items available to
   common shareholders (1)
Diluted net income per share before      $       0.21  $       0.31  $      0.19   $      0.14  $       0.86
   extraordinary items available to
   common shareholders (1)

Total dividends (common shares and OP    $     15,081  $     15,027  $    14,612   $    14,612  $     59,331
   units)
Dividend per share                       $       0.42  $       0.42  $      0.42   $      0.42  $       1.68
Dividend payout ratio (CAD)                     84.0%         84.0%        87.5%        105.0%         89.8%

Total Preferred Dividends                       5,570         5,570        5,570         5,570        22,280
Preferred Dividends per share                    0.48          0.48         0.48          0.48          1.94

Total notes and mortgages payable             934,683       846,521      901,635       897,358       897,358

Preferred Stock at Par Value                  287,500       287,500      287,500       283,250       283,250

Total market capitalization  (2)            1,832,614     1,760,127    1,763,159     1,641,186     1,641,186

Debt/Total market capitalization                51.0%         48.1%        51.1%         54.7%         54.7%

Preferred shares outstanding (at end           11,500        11,500       11,500        11,330        11,330
   of period)
Price per share on last trading day      $      16.75  $      19.00  $     16.44   $     14.00  $      14.00

Common shares outstanding (at end of           31,690        31,593       30,630        30,821        30,821
   period)
Common shares and OP Units outstanding         35,908        35,778       34,789        34,436        34,436
   (at end of period)
Fully converted common shares and OP           44,665        44,535       43,547        43,064        43,064
   units (at end of period) (3)
Price per share on last trading day      $      17.00  $      17.50  $     16.50   $     13.38  $      13.38

----------------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the  net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 8,556,427 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.



                         GLENBOROUGH REALTY TRUST INCORPORATED
                                 CORPORATE SUMMARY
                                  March 31, 2000

            For the Period:                                              2000
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
Financial Highlights
-------------------------------------------------------------------------------------------------------------

Basic weighted average shares                  30,356             -            -             -        30,356
   outstanding for EPS
Diluted wtd avg shares outstanding for         34,096             -            -             -        34,096
   EPS
Diluted wtd avg shares for calculation         34,096             -            -             -        34,096
   of FFO and CAD
Diluted CAD per share                    $       0.44  $          -  $         -  $          -  $       0.44
Basic net income per share before        $       0.10  $          -  $         -  $          -  $       0.10
   extraordinary items available to
   common shareholders (1)
Diluted net income per share before      $       0.10  $          -  $         -  $          -  $       0.10
   extraordinary items available to
   common shareholders (1)

Total dividends (common shares and OP    $     13,896  $          -  $         -  $          -  $     13,896
   units)
Dividend per share                       $       0.42  $          -  $         -  $          -  $       0.42
Dividend payout ratio (CAD)                     95.5%             -            -             -         95.5%

Total Preferred Dividends                       5,488             -            -             -         5,488
Preferred Dividends per share                    0.48             -            -             -          0.48

Total notes and mortgages payable             884,991             -            -             -       884,991

Preferred Stock at Par Value                  280,908             -            -             -       280,908

Total market capitalization  (2)            1,648,899             -            -             -     1,648,899

Debt/Total market capitalization                53.7%             -            -             -         53.7%

Preferred shares outstanding (at end           11,236             -            -             -        11,236
   of period)
Price per share on last trading day      $      15.25  $          -  $         -  $          -  $      15.25

Common shares outstanding (at end of           29,706             -            -             -        29,706
   period)
Common shares and OP Units outstanding         33,310             -            -             -        33,310
   (at end of period)
Fully converted common shares and OP           41,867             -            -             -        41,867
   units (at end of period) (3)
Price per share on last trading day      $      14.50  $          -  $         -  $          -  $      14.50

--------------------------------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the  net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 8,556,427 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.

                                         GLENBOROUGH REALTY TRUST INCORPORATED
                                                   OFFICE PORTFOLIO
                                                    March 31, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
----------------------------------------------------------------------------------------------------------------

Same-Property (2)
    Revenue                              $     27,872  $     27,913  $    28,600   $    28,647  $    113,031
    Operating expenses                         10,353        10,607       10,915        10,415        42,289
    NOI                                        17,519        17,306       17,685        18,232        70,742
    Growth from same period prior year           1.2%         -3.4%         3.3%          4.0%          1.3%

  Combined Total
    Revenue                              $     32,028  $     32,275  $    31,842   $    31,948  $    128,094
    Operating expenses                         11,921        12,131       12,130        11,603        47,785
    NOI                                        20,107        20,144       19,712        20,345        80,308

  Capital expenditures (excludes TI &    $        416  $        573  $       100   $       232  $      1,321
CLC)
  Quarter End Square Feet                       7,941         7,407        7,747         7,721         7,721
  Capital expenditures per leaseable             0.05          0.08         0.01          0.03          0.17
sq ft

----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
----------------------------------------------------------------------------------------------------------------

Same-Property (2)
   Occupancy at quarter end                     93.1%         93.0%        92.7%         92.1%         92.1%

   Average effective rent per occupied          14.69         15.01        15.24         15.01         15.01
   sq ft
   Increase from same period prior year          2.6%          5.0%         4.4%          5.6%          5.6%

   Revenue per occupied sq ft                   17.48         17.74        18.06         17.51         17.51
   Increase from same period prior year          5.0%          2.1%         3.2%          4.0%          4.0%

Combined Total
   Occupancy at quarter end                     92.6%         93.0%        92.5%         92.2%         92.2%

   Average effective rent per occupied          14.83         14.99        15.27         15.70         15.70
   sq ft
   Increase from same period prior year          7.3%          2.6%         4.3%          4.6%          4.6%

   Revenue per occupied sq ft                   17.42         17.56        17.88         18.19         18.19
   Increase from same period prior year         -0.9%         -2.7%         0.1%          3.3%          3.3%

----------------------------------------------------------------------------------------------------------------
(1)      Numbers exclude corporate headquarters building.
(2)      Reflects performance of 54 of the 60 properties in the current portfolio.


                                         GLENBOROUGH REALTY TRUST INCORPORATED
                                                   OFFICE PORTFOLIO
                                                    March 31, 2000

            For the Period:                                             2000
                                        --------------------------------------------------------------------
                                                                                                       Year
                                             1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------

Same-Property (2)
    Revenue                              $     28,848  $          -  $         -  $          -  $     28,848
    Operating expenses                         10,841             -            -             -        10,841
    NOI                                        18,007             -            -             -        18,007
    Growth from same period prior year           2.8%             -            -             -          2.8%

  Combined Total
    Revenue                              $     31,394  $          -  $         -  $          -  $     31,394
    Operating expenses                         11,738             -            -             -        11,738
    NOI                                        19,656             -            -             -        19,656

  Capital expenditures (excludes TI &    $      1,136  $          -  $         -  $          -  $      1,136
CLC)
  Quarter End Square Feet                       7,465             -            -             -         7,465
  Capital expenditures per leaseable             0.15             -            -             -          0.15
sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
-------------------------------------------------------------------------------------------------------------

Same-Property (2)
   Occupancy at quarter end                     91.0%             -            -             -         91.0%

   Average effective rent per occupied          15.77             -            -             -         15.77
   sq ft
   Increase from same period prior year          7.3%             -            -             -          7.3%

   Revenue per occupied sq ft                   18.51             -            -             -         18.51
   Increase from same period prior year          5.9%             -            -             -          5.9%

Combined Total
   Occupancy at quarter end                     91.1%             -            -             -         91.1%

   Average effective rent per occupied          15.71             -            -             -         15.71
   sq ft
   Increase from same period prior year          5.9%             -            -             -          5.9%

   Revenue per occupied sq ft                   18.46             -            -             -         18.46
   Increase from same period prior year          6.0%             -            -             -          6.0%

-------------------------------------------------------------------------------------------------------------
(1) Numbers exclude corporate headquarters building.
(2) Reflects performance of 54 of the 60 properties in the current portfolio.

                            GLENBOROUGH REALTY TRUST INCORPORATED
                                      OFFICE PORTFOLIO
                                       March 31, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
------------------------------------------------------------------------------------------------------------------

Square footage leased                         156,371       103,503      106,825       144,119       510,818
Average rent per sq ft                          17.41         17.91        22.00         18.23         18.70

Concessions                                    30,306        39,740       61,778        26,361       158,185

Concessions per sq ft  leased                    0.19          0.38         0.58          0.18          0.31

Tenant improvements (TI) committed            408,912       926,525      832,266     1,703,599     3,871,302
TI committed per sq ft  leased                   2.62          8.95         7.79         11.82          7.58

Capitalized leasing commissions (CLC)         689,931       550,410      405,987     1,146,911     2,793,239
   committed
CLC committed per sq ft  leased                  4.41          5.32         3.80          7.96          5.47
CLC and TI committed per sq ft  leased           7.03         14.27        11.59         19.78         13.05

------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
------------------------------------------------------------------------------------------------------------------

Tenant Retention                                  65%           86%          80%           63%           76%
Square footage leased                         271,882       542,756      253,615       203,252     1,271,505
Average rent per sq ft                          16.22         18.50        19.50         19.95         18.44

Increase in effective rents from                34.7%         27.7%        24.9%         21.2%         27.1%
renewals

Concessions                                    33,102        82,460       13,394        39,208       168,164
Concessions per sq ft  leased                    0.12          0.15         0.05          0.19          0.13

Tenant improvements (TI) committed            897,261     4,264,160    1,312,228     1,124,695     7,598,344
TI committed per sq ft  leased                   3.30          7.86         5.17          5.53          5.98

Capitalized leasing commissions (CLC)         436,667     2,768,468      996,984       413,994     4,616,113
   committed
CLC committed per sq ft  leased                  1.61          5.10         3.93          2.04          3.63
CLC and TI committed per sq ft  leased           4.91         12.96         9.10          7.57          9.61

------------------------------------------------------------------------------------------------------------------
(1) Numbers exclude corporate headquarters building.

                                       GLENBOROUGH REALTY TRUST INCORPORATED
                                                 OFFICE PORTFOLIO
                                                  March 31, 2000

            For the Period:                                              2000
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
-------------------------------------------------------------------------------------------------------------

Square footage leased                         133,710             -            -             -       133,710
Average rent per sq ft                          18.38             -            -             -         18.38

Concessions                                   621,135             -            -             -
                                                                                                     621,135
Concessions per sq ft  leased                    4.65             -            -             -          4.65

Tenant improvements (TI) committed          1,678,031             -            -             -     1,678,031
TI committed per sq ft  leased                  12.55             -            -             -         12.55

Capitalized leasing commissions (CLC)         707,700             -            -             -       707,700
   committed
CLC committed per sq ft  leased                  5.29             -            -             -          5.29
CLC and TI committed per sq ft  leased          17.84             -            -             -         17.84

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  51%             -            -             -           51%
Square footage leased                         139,231             -            -             -       139,231
Average rent per sq ft                          18.71             -            -             -         18.71

Increase in effective rents from                18.8%             -            -             -         18.8%
renewals


Concessions                                    20,726             -            -             -        20,726
Concessions per sq ft  leased                    0.15             -            -             -          0.15

Tenant improvements (TI) committed            441,448             -            -             -       441,448
TI committed per sq ft  leased                   3.17             -            -             -          3.17

Capitalized leasing commissions (CLC)         193,232             -            -             -       193,232
   committed
CLC committed per sq ft  leased                  1.39             -            -             -          1.39
CLC and TI committed per sq ft  leased           4.56             -            -             -          4.56

-------------------------------------------------------------------------------------------------------------
(1) Numbers exclude corporate headquarters building.


                                       GLENBOROUGH REALTY TRUST INCORPORATED
                                               INDUSTRIAL PORTFOLIO
                                                  March 31, 2000

            For the Period:                                              1999
                                        --------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------

Same-Property (1)
    Revenue                              $      8,484  $      8,511  $     8,536   $     8,415  $     33,946
    Operating expenses                          2,207         2,231        2,187         2,275         8,901
    NOI                                         6,277         6,280        6,348         6,141        25,046
   Growth from same period prior year           -0.7%         -1.6%         2.5%         -4.6%         -1.1%

  Combined Total
    Revenue                              $     11,504  $     11,161  $    10,531   $     9,681  $     42,876
    Operating expenses                          3,188         2,997        2,736         2,474        11,395
    NOI                                         8,316         8,164        7,795         7,207        31,481

  Capital expenditure (excludes TI &     $        108  $         73  $        51   $        87  $        318
CLC)
  Quarter End Square Feet                       7,398         6,866        6,803         6,098         6,098
  Capital expenditures per leaseable             0.01          0.01         0.01          0.01          0.05
sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------

Same-Property (1)
    Occupancy                                   93.3%         94.1%        92.8%         92.7%         92.7%

    Average effective rent per                   5.23          5.25         5.35          5.33          5.33
      occupied sq ft
    Increase from same period prior              3.5%          4.6%         6.7%          0.4%          0.4%
      year

    Revenue per occupied sq ft                   6.39          6.35         6.49          6.37          6.37
    Increase from same period prior             -3.3%          1.0%         5.1%          4.5%          4.5%
      year

Combined Total
    Occupancy                                   92.7%         93.4%        91.9%         92.6%         92.6%

    Average effective rent per                   5.42          5.05         5.06          4.71          4.71
      occupied sq ft
    Increase from same period prior             19.8%         18.5%         8.3%          6.6%          6.6%
      year

    Revenue per occupied sq ft                   6.66          6.24         6.14          5.65          5.65
    Increase from same period prior             16.9%         16.9%         8.8%          7.3%          7.3%
      year

------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 35 of the 37  properties in the current portfolio.


                                         GLENBOROUGH REALTY TRUST INCORPORATED
                                                 INDUSTRIAL PORTFOLIO
                                                    March 31, 2000

            For the Period:                                              2000
                                           -----------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------

Same-Property (1)
    Revenue                              $      8,736  $          -  $         -  $          -  $      8,736
    Operating expenses                          2,328             -            -             -         2,328
    NOI                                         6,409             -            -             -         6,409
   Growth from same period prior year            2.1%             -            -             -          2.1%

  Combined Total
    Revenue                              $      9,879  $          -  $         -  $          -  $      9,879
    Operating expenses                          2,560             -            -             -         2,560
    NOI                                         7,319             -            -             -         7,319

  Capital expenditure (excludes TI &     $         73  $          -  $         -  $          -  $         73
    CLC)
  Quarter End Square Feet                       6,173             -            -             -         6,173
  Capital expenditures per leaseable             0.01             -            -             -          0.01
    sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
    Occupancy                                   94.1%             -            -             -         94.1%

    Average effective rent per                   5.37             -            -             -          5.37
      occupied sq ft
    Increase from same period prior              2.6%             -            -             -          2.6%
      year

    Revenue per occupied sq ft                   6.52             -            -             -          6.52
    Increase from same period prior              1.9%             -            -             -          1.9%
      year

Combined Total
    Occupancy                                   94.1%             -            -             -         94.1%

    Average effective rent per                   5.84             -            -             -          5.84
      occupied sq ft
    Increase from same period prior              7.7%             -            -             -          7.7%
      year

    Revenue per occupied sq ft                   7.00             -            -             -          7.00
    Increase from same period prior              5.1%             -            -             -          5.1%
      year

-------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 35 of the 37  properties in the current portfolio.


                                 GLENBOROUGH REALTY TRUST INCORPORATED
                                         INDUSTRIAL PORTFOLIO
                                            March 31, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-------------------------------------------------------------------------------------------------------------

Square footage leased                         137,288        87,189      144,948        55,308       424,733
Average rent per sq ft                           6.52         11.29         6.88          6.32          7.59

Concessions                                    31,366        82,593       39,783        25,881       179,623
Concessions per sq ft  leased                    0.23          0.95         0.27          0.47          0.42

Tenant improvements (TI) committed            220,339       829,532      349,957       100,547     1,500,375
TI committed per sq ft  leased                   1.60          9.51         2.41          1.82          3.53

Capitalized leasing commissions (CLC)         226,869       319,366      287,671        51,262       885,168
   committed
CLC committed per sq ft  leased                  1.65          3.66         1.98          0.93          2.08
CLC and TI committed per sq ft  leased           3.25         13.17         4.39          2.75             -

------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------------

Tenant Retention                                  48%           56%          53%          100%           52%
Square footage leased                         159,190       225,869      286,997        79,898       751,954
Average rent per sq ft                           7.17          7.29         5.93          9.05          6.93
  Increase in effective rents from              15.3%         16.1%        20.0%         29.9%         20.3%
   renewals

Concessions                                    60,825           901       34,755             -        96,481
Concessions per sq ft  leased                    0.38             -         0.12             -          0.13

Tenant improvements (TI) committed            122,071       320,049      109,763       100,772       652,655
TI committed per sq ft  leased                   0.77          1.42         0.38          1.26          0.87

Capitalized leasing commissions (CLC)          67,024        55,254       96,070        16,781       235,129
   committed
CLC committed per sq ft  leased                  0.42          0.24         0.33          0.21          0.31
CLC and TI committed per sq ft  leased           1.19          1.66         0.71          1.47          1.18



                                         GLENBOROUGH REALTY TRUST INCORPORATED
                                                 INDUSTRIAL PORTFOLIO
                                                    March 31, 2000

            For the Period:                                          2000
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-------------------------------------------------------------------------------------------------------------

Square footage leased                         141,924             -            -             -       141,924
Average rent per sq ft                           8.47             -            -             -          8.47

Concessions                                    64,785             -            -             -        64,785
Concessions per sq ft  leased                    0.46             -            -             -          0.46

Tenant improvements (TI) committed            663,750             -            -             -       663,750
TI committed per sq ft  leased                   4.68             -            -             -          4.68

Capitalized leasing commissions (CLC)         315,777             -            -             -       315,777
   committed
CLC committed per sq ft  leased                  2.22             -            -             -          2.22
CLC and TI committed per sq ft  leased           6.90             -            -             -          6.90

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  87%             -            -             -           87%
Square footage leased                         148,799             -            -             -       148,799
Average rent per sq ft                           7.18             -            -             -          7.18
  Increase in effective rents from              21.7%                                                  21.7%
   renewals

Concessions                                     2,500             -            -             -         2,500
Concessions per sq ft  leased                    0.02             -            -             -          0.02

Tenant improvements (TI) committed            123,726             -            -             -       123,726
TI committed per sq ft  leased                   0.83             -            -             -          0.83

Capitalized leasing commissions (CLC)          21,402             -            -             -        21,402
   committed
CLC committed per sq ft  leased                  0.14             -            -             -          0.14
CLC and TI committed per sq ft  leased           0.97             -            -             -          0.97


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                  RETAIL PORTFOLIO
                                                   March 31, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------

Same Property (1)
    Revenue                              $      2,805  $      2,721  $     2,518   $     2,621  $     10,664
    Operating expenses                          1,014           806          798           784         3,402
    NOI                                         1,790         1,916        1,720         1,837         7,263
    Growth from same period prior year           9.2%          6.6%         4.2%         -5.1%          3.7%

  Combined Total
    Revenue                              $      3,241  $      2,816  $     2,518   $     2,621  $     11,195
    Operating expenses                          1,176           854          798           784         3,613
    NOI                                         2,064         1,962        1,720         1,837         7,582

  Capital expenditures (excludes TI      $         14  $         30  $         9   $        30  $         83
    and CLC)
  Quarter End Square Feet                       1,001           928          928           927           927
  Capital expenditures per leaseable             0.01          0.03         0.01          0.03          0.09
    sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

  Same Property
    Occupancy                                   92.1%         91.5%        90.7%         89.8%         89.8%

    Average effective rent per                   9.50          9.34         9.42          9.43          9.43
      occupied sq ft
    Increase from same period prior              4.9%          1.4%         1.5%          2.1%          2.1%
      year

    Revenue per occupied sq ft                  13.13         12.83        11.79         12.27         12.27
    Increase from same period prior             22.2%          2.2%         5.0%         -3.4% (2)     -3.4%
      year

  Combined Total
    Occupancy                                   92.2%         91.5%        90.7%         89.8%         89.8%

    Average effective rent per                   9.26          9.39         9.57          9.68          9.68
      occupied sq ft
    Increase from same period prior             18.7%         11.0%        11.2%         10.6%         10.6%
      year

    Revenue per occupied sq ft                  12.74         12.91        11.97         12.59         12.59
    Increase from same period prior             26.0%         15.2%         7.5%          6.5%          6.5%
      year

----------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 10 of the 10 properties in the current portfolio.
(2) Decrease in Revenue per occupied foot from prior quarter is due to a one time retroactive adjustment to CAM Income at one property.

                                   GLENBOROUGH REALTY TRUST INCORPORATED
                                             RETAIL PORTFOLIO
                                              March 31, 2000

            For the Period:                                           2000
                                        ------------------------------------------------------------------
                                                                                                     Year
                                           1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
----------------------------------------------------------------------------------------------------------

Same Property (1)
    Revenue                              $      2,866  $          -  $         -  $          -  $      2,866
    Operating expenses                            937             -            -             -           937
    NOI                                         1,929             -            -             -         1,929
    Growth from same period prior year           7.7%             -            -             -          7.7%

  Combined Total
    Revenue                              $      2,866  $          -  $         -  $          -  $      2,866
    Operating expenses                            937             -            -             -           937
    NOI                                         1,929             -            -             -         1,929

  Capital expenditures (excludes TI      $         71  $          -  $         -  $          -  $         71
    and CLC)
  Quarter End Square Feet                         928             -            -             -           928
  Capital expenditures per leaseable             0.08             -            -             -          0.08
sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

  Same Property
    Occupancy                                   90.9%             -            -             -         90.9%

    Average effective rent per                   9.64             -            -             -          9.64
      occupied sq ft
    Increase from same period prior              1.4%             -            -             -          1.4%
      year

    Revenue per occupied sq ft                  13.59             -            -             -         13.59
    Increase from same period prior              3.5%             -            -             -          3.5%
      year

  Combined Total
    Occupancy                                   90.9%             -            -             -         90.9%

    Average effective rent per                   9.64             -            -             -          9.64
      occupied sq ft
    Increase from same period prior              4.1%             -            -             -          4.1%
      year

    Revenue per occupied sq ft                  13.59             -            -             -         13.59
    Increase from same period prior              6.7%             -            -             -          6.7%
      year

-------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 10 of the 10 properties in the current portfolio.
(2) Decrease in Revenue per occupied foot from prior quarter is due to a one time retroactive adjustment to CAM Income at one property.



                                      GLENBOROUGH REALTY TRUST INCORPORATED
                                                RETAIL PORTFOLIO
                                                 March 31, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------------

Square footage leased                          11,017         7,750        3,768         5,700        28,235
Average rent per sq ft                          15.18         12.09        14.56         14.73         14.16

Concessions                                     3,600         7,919        6,817           937        19,273
Concessions per sq ft  leased                    0.33          1.02         1.81          0.16          0.68

Tenant improvements (TI) committed             19,400        18,500        6,068             -        43,968
TI committed per sq ft  leased                   1.76          2.39         1.61             -          1.56

Capitalized leasing commissions (CLC)          32,656        19,262       14,516           920        67,354
   committed
CLC committed per sq ft  leased                  2.96          2.49         3.85          0.16          2.39
CLC and TI committed per sq ft  leased           4.73          4.87         5.46          0.16          3.94

------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------------

Tenant Retention                                  74%           57%          77%           74%           72%
Square footage leased                          33,585         9,630       21,193        21,215        85,623
Average rent per sq ft                          13.11         14.90        11.26         16.78         13.76
  Increase in effective rents from              18.5%         12.4%        18.8%         33.8%         20.9%
   renewals


Concessions                                         -             -            -             -             -
Concessions per sq ft  leased                       -             -            -             -             -

Tenant improvements (TI) committed              3,200        19,776       98,859       120,441       242,276
TI committed per sq ft  leased                   0.10          2.05         4.66          5.68          2.83

Capitalized leasing commissions (CLC)               -             -            -             -             -
   committed
CLC committed per sq ft  leased                     -             -            -             -             -
CLC and TI committed per sq ft  leased           0.10          2.05         4.66          5.68          2.83


                                      GLENBOROUGH REALTY TRUST INCORPORATED
                                                RETAIL PORTFOLIO
                                                 March 31, 2000

            For the Period:                                               2000
                                        ----------------------------------------------------------------------
                                                                                                         Year
                                               1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
--------------------------------------------------------------------------------------------------------------

Square footage leased                           12,900             -            -             -        12,900
Average rent per sq ft                           14.38             -            -             -         14.38

Concessions                                      9,158             -            -             -         9,158
Concessions per sq ft  leased                     0.71             -            -             -          0.71

Tenant improvements (TI) committed              67,500             -            -             -        67,500
TI committed per sq ft  leased                    5.23             -            -             -          5.23

Capitalized leasing commissions (CLC)           46,907             -            -             -        46,907
   committed
CLC committed per sq ft  leased                   3.64             -            -             -          3.64
CLC and TI committed per sq ft  leased            8.87             -            -             -          8.87

--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
--------------------------------------------------------------------------------------------------------------

Tenant Retention                                   70%             -            -             -           70%
Square footage leased                           24,418             -            -             -        24,418
Average rent per sq ft                           12.43             -            -             -         12.43
  Increase in effective rents from               18.5%                                                  18.5%
   renewals


Concessions                                          -             -            -             -             -
Concessions per sq ft  leased                        -             -            -             -             -

Tenant improvements (TI) committed               3,500             -            -             -         3,500
TI committed per sq ft  leased                    0.14             -            -             -          0.14

Capitalized leasing commissions (CLC)            5,267             -            -             -         5,267
   committed
CLC committed per sq ft  leased                   0.22             -            -             -          0.22
CLC and TI committed per sq ft  leased            0.36             -            -             -          0.36



                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                MULTIFAMILY PORTFOLIO
                                                   March 31, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per unit data)
-------------------------------------------------------------------------------------------------------------

Same Property (1)
    Revenue                              $     15,877  $     16,276  $    16,329   $    16,362  $     64,845
    Operating expenses                          7,179         7,194        7,583         7,185        29,141
    NOI                                         8,698         9,082        8,747         9,177        35,704
    Average expenses per unit                     746           763          804           754         3,060
    Growth from same period prior year           2.8%          4.4%         3.1%          3.1%          3.3%

  Combined Total
    Revenue                              $     16,670  $     17,299  $    16,922   $    17,170  $     68,062
    Operating expenses                          7,255         7,400        7,672         8,171        30,498
    NOI                                         9,416         9,899        9,249         8,999        37,563
    Average expenses per unit                     754           785          814           858         3,202

  Capital expenditures                   $        594  $        675  $       650   $       753  $      2,672
  Total Units                                   9,623         9,427        9,428         9,524         9,524
  Capital expenditures per apartment               62            72           69            79           281
    unit

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS:
-------------------------------------------------------------------------------------------------------------

Same Property (1)
    Occupancy                                   94.5%         93.0%        94.7%         94.0%         94.0%
    Average occupied rent per foot               0.79          0.79         0.79          0.80          0.80
    Average effective base rent per               620           626          628           632           632
     occupied unit
    Increase from same period prior              3.1%          2.3%         2.4%          1.1%          1.1%
      year

    Apartment annualized turnover rate          63.8%         74.2%        64.0%         63.1%         66.3%

Combined Total
    Occupancy                                   94.2%         92.8%        94.3%         93.2%         93.2%
    Average occupied rent per foot               0.79          0.80         0.80          0.80          0.80
    Average effective base rent per               630           634          636           640           640
     occupied unit
    Increase from prior year                     4.7%          1.8%         3.5%          3.6%          3.6%

    Apartment annualized turnover rate          63.4%         74.9%        64.7%         63.0%         66.3%

-------------------------------------------------------------------------------------------------------------
(1) Reflects performance of 36 of the 37 properties in the current portfolio.


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                MULTIFAMILY PORTFOLIO
                                                   March 31, 2000

            For the Period:                                            2000
                                        -------------------------------------------------------------------
                                                                                                      Year
                                            1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per unit data)
-----------------------------------------------------------------------------------------------------------
Same Property (1)
    Revenue                              $     16,295  $          -  $         -  $          -  $     16,295
    Operating expenses                          7,077             -            -             -         7,077
    NOI                                         9,218             -            -             -         9,218
    Average expenses per unit                     743             -            -             -           743
    Growth from same period prior year           6.0%             -            -             -          6.0%

  Combined Total
    Revenue                              $     17,023  $          -  $         -  $          -  $     17,023
    Operating expenses                          7,412             -            -             -         7,412
    NOI                                         9,611             -            -             -         9,611
    Average expenses per unit                     778             -            -             -           778

  Capital expenditures                   $        439  $          -  $         -  $          -  $        439
  Total Units                                   9,524             -            -             -         9,524
  Capital expenditures per apartment               46             -            -             -            46
unit

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS:
-------------------------------------------------------------------------------------------------------------

Same Property (1)
    Occupancy                                   92.7%             -            -             -         92.7%
    Average occupied rent per foot               0.80             -            -             -          0.80
    Average effective base rent per               634             -            -             -           634
     occupied unit
    Increase from same period prior              2.2%             -            -             -          2.2%
      year

    Apartment annualized turnover rate          62.5%             -            -             -         62.5%

Combined Total
    Occupancy                                   91.9%             -            -             -         91.9%
    Average occupied rent per foot               0.81             -            -             -          0.81
    Average effective base rent per               642             -            -             -           642
     occupied unit
    Increase from prior year                     1.9%             -            -             -          1.9%

    Apartment annualized turnover rate          62.2%             -            -             -         62.2%

-------------------------------------------------------------------------------------------------------------
(1) Reflects performance of 36 of the 37 properties in the current portfolio.


                                  GLENBOROUGH REALTY TRUST INCORPORATED
                                    RECONCILIATION OF PROPERTY INCOME
                                              March 31, 2000
                                              (in thousands)


                                                                                                            Property
                                 Office         Industrial              Retail        Multifamily              Total
                       -----------------  -----------------  ------------------  -----------------  -----------------

REVENUES                         31,394              9,879               2,866             17,023             61,162

OPERATING EXPENSES               11,738              2,560                 937              7,412             22,647


                       ------------------------------------------------------------------------------------------------
NOI                              19,656              7,319               1,929              9,611             38,515


(1) Other represent internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and and expenses from the corporate headquarters and hotel portfolio which are not included in the property total.


                                 GLENBOROUGH REALTY TRUST INCORPORATED
                                   RECONCILIATION OF PROPERTY INCOME
                                             March 31, 2000
                                             (in thousands)


                                  Property                Total
                                   Other (1)           Reported
                          ------------------- ------------------

REVENUES                               1,999             63,161

OPERATING EXPENSES                   (1,089)             21,558


                          --------------------------------------
NOI                                    3,088             41,603


(1) Other represent internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and and expenses from the corporate headquarters and hotel portfolio which are not included in the property total.

                                  GLENBOROUGH REALTY TRUST INCORPORATED
                                         LEASE EXPIRATION SCHEDULE
                                           As of March 31, 2000


                                                   2000          2001         2002          2003         2004
----------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO (1)

Annual base rent expiring                    14,513,883   17,131,416    21,857,012    9,060,166    12,946,065
Percent of total annual rent                      12.3%        14.5%         18.5%         7.7%         10.9%

Square footage expiring                         956,972    1,050,567     1,179,555      508,679       722,041
Percentage of square footage                      14.1%        15.5%         17.4%         7.5%         10.6%

Number of leases                                    238          193           159           96            96
Percentage of number of leases                    25.5%        20.7%         17.0%        10.3%         10.3%

----------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring                     3,975,649    3,608,433     6,640,805    4,568,451     9,079,016
Percent of total annual rent                      10.9%         9.9%         18.2%        12.5%         24.8%

Square footage expiring                         489,764      599,688     1,036,295      580,217     1,994,114
Percentage of square footage                       8.5%        10.3%         17.9%        10.0%         34.4%

Number of leases                                     76           56            72           49            37
Percentage of number of leases                    23.6%        17.4%         22.4%        15.2%         11.5%

----------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring                       782,364    1,130,181       475,094      783,778     1,771,739
Percent of total annual rent                       8.8%        12.8%          5.4%         8.9%         20.0%

Square footage expiring                          56,672       93,257        33,665       61,676       167,734
Percentage of square footage                       6.7%        11.1%          4.0%         7.3%         19.9%

Number of leases                                     32           43            21           22            37
Percentage of number of leases                    15.8%        21.3%         10.4%        10.9%         18.3%

----------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO (1)

Annual base rent expiring                    19,271,896   21,870,030    28,972,911   14,412,395    23,796,820
Percent of total annual rent                      11.8%        13.4%         17.7%         8.8%         14.5%

Square footage expiring                       1,503,408    1,743,512     2,249,515    1,150,572     2,883,889
Percentage of square footage                      11.2%        13.0%         16.7%         8.6%         21.5%

Number of leases                                    346          292           252          167           170
Percentage of number of leases                    23.7%        20.0%         17.3%        11.5%         11.7%

----------------------------------------------------------------------------------------------------------------

(1)  Numbers exclude the Corporate headquarters building.

                                       GLENBOROUGH REALTY TRUST INCORPORATED
                                              LEASE EXPIRATION SCHEDULE
                                                As of March 31, 2000

                                                                                                  2009 and
                                              2005         2006          2007         2008       thereafter
-------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO (1)

Annual base rent expiring                   11,032,979     9,610,476    9,125,141     1,363,605   11,610,627
Percent of total annual rent                      9.3%          8.1%         7.7%          1.2%         9.8%

Square footage expiring                        607,618       598,117      511,679        76,810      585,138
Percentage of square footage                      8.9%          8.8%         7.5%          1.1%         8.6%

Number of leases                                    44            19           15             5           69
Percentage of number of leases                    4.7%          2.0%         1.6%          0.5%         7.4%

-------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring                    2,052,917       784,195    1,191,877       610,170    4,056,429
Percent of total annual rent                      5.6%          2.1%         3.3%          1.7%        11.1%

Square footage expiring                        267,917       109,892      138,752       129,000      449,602
Percentage of square footage                      4.6%          1.9%         2.4%          2.2%         7.8%

Number of leases                                    13             4            3             1           11
Percentage of number of leases                    4.0%          1.2%         0.9%          0.3%         3.4%

-------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring                      809,660       292,118      105,867       484,373    2,215,742
Percent of total annual rent                      9.1%          3.3%         1.2%          5.5%        25.0%

Square footage expiring                         55,118        19,893        9,644        55,843      287,632
Percentage of square footage                      6.6%          2.4%         1.1%          6.6%        34.2%

Number of leases                                    20             4            5             5           13
Percentage of number of leases                    9.9%          2.0%         2.5%          2.5%         6.4%

-------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO (1)

Annual base rent expiring                   13,895,556    10,686,789   10,422,885     2,458,148   17,882,798
Percent of total annual rent                      8.5%          6.5%         6.4%          1.5%        10.9%

Square footage expiring                        930,653       727,902      660,075       261,653    1,322,372
Percentage of square footage                      6.9%          5.4%         4.9%          1.9%         9.8%

Number of leases                                    77            27           23            11           93
Percentage of number of leases                    5.3%          1.9%         1.6%          0.8%         6.4%

-------------------------------------------------------------------------------------------------------------

(1)  Numbers exclude the Corporate headquarters building.




                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                                    GLOSSARY OF TERMS

                TERM                                                           DEFINITION
-------------------------------------- -----------------------------------------------------------------------------------------
Annualized Turnover Rate                 The percentage of multi-family units that became available for rent during the period reported on an annualized basis.
Associated Company                       The REIT owns 100% of the non-voting preferred stock of two real estate companies: Glenborough Corporation.
Average Base Rent                        Base rent charged to tenants.
Average Rent per Square Foot             Total annualized revenues to be earned per year during the term of the lease before
(Leasing Production)                     concessions, TI's and leasing commissions.
Capital Expenditures                     Recurring, non-revenue producing purchases of building improvements and equipment, including tenant improvements and leasing
                                         commissions unless otherwise noted.  This caption does not include purchases of land, buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.
Capitalized Leasing                      Commissions incurred for obtaining a lease which have been capitalized and are to be
Commissions (CLC)                        amortized over the lease term.
Cash Available For Distribution (CAD)    Cash available for distribution ("CAD") represents income (loss) before minority interests and extraordinary items, adjusted for depreciation and amortization including amortization of deferred financing costs and gains (losses) from the disposal of properties, less lease commissions and recurring capital expenditures.
                                         CAD should not be considered an alternative to net income (computed in accordance with GAAP) as a measure of the Company's financial performance or as an alternative to cash flow from operating activities (computed in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's cash needs.
CLC Committed                            Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.
Combined Total                           All properties owned in the current period.
Concessions                              Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.
Controlled Partnerships                  A group of partnerships for which the Associated Company provides some or all of the following services: asset management, property management, general partner services, and development services.
Debt Coverage Ratio                      EBITDA divided by the difference between debt service and amortization of deferred financing fees.
Debt Service                             Interest expense plus principal reductions of debt, excluding repayments on lines of credit.
Debt to Total Market Capitalization      Total notes and mortgages payable divided by total market capitalization.
Dividend Payout Ratio                    The percentage of FFO or CAD that will be paid in dividends to the shareholders of
                                         Glenborough Realty Trust Incorporated.
Dividend Per Share                       The dividends paid for each share of Glenborough Realty Trust Incorporated.

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


                                     GLENBOROUGH REALTY TRUST INCORPORATED
                                               GLOSSARY OF TERMS

                TERM                                                           DEFINITION
-------------------------------------- -----------------------------------------------------------------------------------------
EBITDA                                   EBITDA is computed as income (loss) before minority interests and extraordinary items plus interest expense, income taxes, depreciation and amortization and gains (losses)
                                         on disposal of properties.  The Company believes that in addition to net income and cash flows, EBITDA is a useful measure of the financial performance of an equity REIT because, together with net income and cash flows, EBITDA provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  To evaluate EBITDA and the trends it depicts, the components of EBITDA, such as rental revenues, rental expenses, real estate taxes and general and administrative expenses, should be considered.  See "Management's Discussion and Analysis of Financial Condition and
                                         Results of Operations."  Excluded from EBITDA are financing costs such as interest as well as depreciation and amortization, each of which can significantly affect a
                                         REIT's results of operations and liquidity and should be considered in evaluating a
                                         REIT's operating performance.  Further, EBITDA does not represent net income or cash flows from operating, financing and investing activities as defined by generally accepted accounting principles and does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs.  It should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity.
Effective Rents                          Annualized rents net of concessions.
Funds From Operations (FFO)              Funds from Operations, as defined by NAREIT, represents income (loss) before minority interests and extraordinary items, adjusted for real estate related depreciation and amortization and gains (losses) from the disposal of properties. The Company believes that FFO is an important and widely used measure of the financial performance of equity REITs which provides a relevant basis for comparison among other REITs.
                                         Together with net income and cash flows, FFO provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  FFO does not represent net income or cash flows from operations as defined by GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's operating performance or as an alternative to cash flows from operating, investing and financing activities (determined in accordance with
                                         GAAP) as a measure of liquidity.  FFO does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs including principal amortization, capital improvements and distributions to stockholders. Further, FFO as disclosed by other REITs may not be comparable to the Company's calculation of FFO.
                                         The Company calculates FFO in accordance with the White Paper on FFO approved by the
                                         Board of Governors of NAREIT in March 1995.
Interest Coverage Ratio                  EBITDA divided by the difference between interest on debt and amortization of deferred financing fees.
Leasing Production                       Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.
Net Operating Income (NOI)               Revenue less Operating Expenses.
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



                                       GLENBOROUGH REALTY TRUST INCORPORATED
                                                 GLOSSARY OF TERMS

                TERM                                                           DEFINITION
-------------------------------------- -----------------------------------------------------------------------------------------
Occupancy                                Total square feet (units) rented divided by net rentable square feet (units) as of the end of the quarter.
Percent Increase in Effective Rents      Percentage change in effective base rents from renewal as compared to effective base
From Renewal                             rents as of the prior lease terms.
Property Types                           Effective in the first quarter 2000, the Office/Flex property type was eliminated and the properties were reallocated to the industrial or office property type. As a result of the reallocation, the 1999 Operating, Occupancy and Leasing Production
                                         stats were reallocated reflecting the new property types. There was no restatement of the 1998 Operating and Occupancy Results.
Ratio of Earnings to Fixed Charges       Computed as income (loss) from operations, before minority interest and extraordinary items, plus fixed charges (excluding capitalized interest) divided by fixed charges.
                                         Fixed charges consist of interest costs including amortization of deferred financing costs.
Ratio of Earnings to Fixed Charges       Computed as income (loss) from operations, before minority interest and extraordinary
and Preferred Dividends                  items, plus fixed charges (excluding capitalized interest) divided by fixed charges plus preferred dividends.  Fixed charges consist of interest costs including amortization of deferred financing costs.
Renewal                                  Leases that have been renewed by current tenants.
Same Property                            Stabilized properties owned in the current year which were also owned during the same period of the prior year.  If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.
Tenant Improvements (TI)                 A capital expense used to improve the physical space occupied by an existing or new tenant.  Tenant improvements are amortized over the term of the lease.
TI Committed                             Tenant improvements which have been committed as a part of entering into a lease agreement.
Total Market Capitalization              As of the date calculated, the sum of (a) the product obtained by multiplying the total number of shares and units outstanding by the price per share; plus (b) the company's preferred stock at par value; plus (c) the Company's debt as set forth on the most recent financial statements.

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